SGI Enhanced Core ETF
Schedule of Investments
November 30, 2025 (Unaudited)

OPEN-END FUNDS - 6.8%	Shares	Value
North Capital Treasury Money Market Fund - Class Institutional	25,020,287	$25,020,287
TOTAL OPEN-END FUNDS (Cost $25,020,287)		25,020,287

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 92.1%	Shares	Value
Fidelity Government Cash Reserves, 3.66% (a)	20,059,650	20,059,650
First American Government Obligations Fund - Class X, 3.92% (a)	1,574,992	1,574,992
JPMorgan Liquid Assets Money Market Fund - Class I, 3.94% (a)	53	53
PIMCO Government Money Market Fund - Class M, 4.34% (a)	20,139,741	20,139,741
T Rowe Price US Treasury Money Fund, Inc. - Class I, 3.73% (a)	48,004	48,004
Vanguard Federal Money Market Fund - Class I, 3.90% (a)(b)	148,375,952	148,375,952
Vanguard Treasury Money Market Fund - Class I, 3.89% (a)(b)	148,379,667	148,379,667
TOTAL MONEY MARKET FUNDS (Cost $338,578,059)		338,578,059

TOTAL INVESTMENTS - 98.9% (Cost $363,598,346)		363,598,346
Other Assets in Excess of Liabilities - 1.1%		4,043,111
TOTAL NET ASSETS - 100.0%		$367,641,457

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of November 30, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

SGI Enhanced Core ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$–	$25,020,287	$–	$25,020,287
Money Market Funds	338,578,059	–	–	338,578,059
Total Investments	$338,578,059	$25,020,287	$–	$363,598,346

Refer to the Schedule of Investments for further disaggregation of investment categories.